UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                February 4, 2005

                     Commission file number 000-50866

                             DOLLAR FINANCIAL CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                   DELAWARE                       23-2636866
        (State or Other Jurisdiction of        (I.R.S. Employer
        Incorporation or Organization)        Identification No.)


        1436 Lancaster Avenue, Berwyn, Pennsylvania         19312-1288
         (Address of principal executive offices)          (zip code)


                                 (610) 296-3400
              (Registrant's telephone number, including area code)

                              Not Applicable
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On February 4, 2005 Dollar Financial Corp. (the "Company") issued a press release announcing its earnings for fiscal second quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including the exhibit hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended. The disclosure in this Form 8-K of any financial information shall not constitute an admission that such information is material.


Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

      Exhibit No. Description

      99.1        Press  Release  dated  February 4, 2005
                  by Dollar Financial Corp.


                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Dollar Financial Corp.
                                    a Delaware corporation



                                    By: /s/ Randy Underwood
                                        ----------------------
                                    Name:  Randy Underwood
                                    Title: Executive Vice
                                           President and
                                           Chief Financial Officer

Date: February 10, 2005



                                  EXHIBIT INDEX

Exhibit No.  Description

99.1         Press  Release  dated  February 4, 2005
             by Dollar Financial Group, Inc.